UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

McDONALD’S CORPORATION

(Name of Registrant as Specified In Its Charter)

BARBERRY CORP.

CARL C. ICAHN

LESLIE SAMUELRICH

MAISIE LUCIA GANZLER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 4, 2022, Carl C. Icahn and his affiliates issued a press release and tweets regarding McDonald’s Corporation, copies of which are filed herewith as Exhibits 1 and 2. The presentation referred to in the press release was previously filed the Securities and Exchange Commission on Schedule 14A on May 4, 2022.

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION BY BARBERRY CORP. AND CARL C. ICAHN OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S CORPORATION (“MCDONALD’S”). BARBERRY CORP. AND ITS AFFILIATES HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF MCDONALD’S A DEFINITIVE PROXY STATEMENT AND A GOLD PROXY CARD IN CONNECTION WITH THEIR SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S. STOCKHOLDERS OF MCDONALD’S ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY AND, IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. COPIES OF THE DEFINITIVE PROXY STATEMENT AND GOLD PROXY CARD ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY BARBERRY CORP. AND ITS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2022. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN MCDONALD’S OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF MCDONALD’S.

Exhibit 1

Carl C. Icahn Issues Presentation Exposing ESG Failures at McDonald’s Corporation

Asserts the Board’s Hollow ESG Efforts are Undermining McDonald’s Credibility With Stakeholders and Putting Shareholder Value at Risk

Outlines Nominees’ Vision for Helping Implement a Credible ESG Agenda That Includes Animal Welfare, Supply Chain and Sustainability Best Practices

Sunny Isles Beach, Florida — May 4, 2022 — Carl C. Icahn, who collectively with his affiliates is an engaged shareholder of McDonald’s Corporation (NYSE: MCD) (“McDonald’s” or the “Company”), today issued a comprehensive presentation that details the urgent case for adding individuals with environmental, social and governance (“ESG”) expertise to the Company’s Board of Directors (the “Board”). As a reminder, Mr. Icahn has nominated two highly qualified and independent ESG experts – Maisie Ganzler and Leslie Samuelrich – for election at the Company’s 2022 Annual Meeting of Shareholders.

A downloadable PDF of the presentation can be found above.

***

Vote the GOLD Proxy Card to Elect Independent, Highly Qualified Nominees Maisie Ganzler and Leslie Samuelrich.

Contact MCD@HarkinsKovler.com with Questions About Your Proxy and How to Vote on the GOLD Proxy Card.

***

Investor Contacts

Harkins Kovler, LLC

Peter Harkins / Jordan Kovler

(212) 468-5390 / (212) 468-5384

pharkins@harkinskovler.com / jkovler@harkinskovler.com

Media Contacts

Longacre Square Partners

Charlotte Kiaie / Bela Kirpalani 646-386-0091

ckiaie@longacresquare.com / bkirpalani@longacresquare.com

Additional Information and Where to Find It;

Participants in the Solicitation and Notice to Investors

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION BY BARBERRY CORP. AND CARL C. ICAHN OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S CORPORATION (“MCDONALD’S”). BARBERRY CORP. AND ITS AFFILIATES HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE

STOCKHOLDERS OF MCDONALD’S A DEFINITIVE PROXY STATEMENT AND A GOLD PROXY CARD IN CONNECTION WITH THEIR SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S. STOCKHOLDERS OF MCDONALD’S ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY AND, IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. COPIES OF THE DEFINITIVE PROXY STATEMENT AND GOLD PROXY CARD ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY BARBERRY CORP. AND ITS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2022. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN MCDONALD’S OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF MCDONALD’S.

Other Important Disclosure Information

SPECIAL NOTE REGARDING THIS COMMUNICATION:

THIS COMMUNICATION MAY CONTAIN OUR CURRENT VIEWS ON THE VALUE OF MCDONALD’S SECURITIES AND CERTAIN ACTIONS THAT MCDONALD’S’ BOARD MAY TAKE TO ENHANCE THE VALUE OF ITS SECURITIES. OUR VIEWS ARE BASED ON OUR OWN ANALYSIS OF PUBLICLY AVAILABLE INFORMATION AND ASSUMPTIONS WE BELIEVE TO BE REASONABLE. THERE CAN BE NO ASSURANCE THAT THE INFORMATION WE CONSIDERED AND ANALYZED IS ACCURATE OR COMPLETE. SIMILARLY, THERE CAN BE NO ASSURANCE THAT OUR ASSUMPTIONS ARE CORRECT. MCDONALD’S’ PERFORMANCE AND RESULTS MAY DIFFER MATERIALLY FROM OUR ASSUMPTIONS AND ANALYSIS.

WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS COMMUNICATION. ANY SUCH INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.

FORWARD-LOOKING STATEMENTS:

Certain statements contained in this letter are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified in McDonald’s’ public filings. Such forward-looking statements should therefore be construed in light of such factors, and we are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Exhibit 2

May 4, 2022

Carl Icahn

@Carl_C_Icahn

@McDonaldsCorp’s Board must be held accountable for its significant ESG missteps, just as boards should be held accountable for financial underperformance. $MCD must make good on its +10 year promise. The only way to accomplish that is adding new perspectives to the boardroom.

Carl Icahn

@Carl_C_Icahn

Read our presentation on the opportunity $MCD has to be a leader in the ESG movement. Our campaign can be an inflection point for sweeping change and a moment for shareholders to back up ESG platitudes with real action. https://bit.ly/MCDinvestorpresentation…

5:53 PM · May 4, 2022·Twitter Web App